Exhibit 10.2

FORM OF PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of [_________ __, 2014] (as amended or otherwise modified from time to time, this “Security Agreement”), is made by and among Variation Biotechnologies (US), Inc., a Delaware corporation (the “Borrower”) and the Guarantors party to the Credit Agreement (defined below); (the Borrower, the Guarantors and any Subsidiary that becomes a party to this Security Agreement are herein referred to as the “Grantors”) (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I), in favor of PCOF 1, LLC (together with its successors, transferees or assignees, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement and Guaranty, dated as of [_________ __, 2014], (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each Guarantor party thereto and the Secured Party, the Secured Party has extended Commitments to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of Loans under the Credit Agreement, the Grantors are required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Secured Party, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1     Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in clause (b) of Section 4.3.

“Computer Hardware and Software Collateral” means:

(a)     all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;

(b)     all software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c)     all firmware associated therewith;

(d)     all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c);and

(e)     all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Secured Party, that provides for the Secured Party to have “control” (as defined in the UCC) over the Controlled Accounts.

“Copyright Collateral” means all copyrights of any Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends or other distributions paid on Capital Securities, including in connection with (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities.

“Excluded Collateral” is defined in Section 2.1.

“Filing Statements” is defined in clause (b) of Section 3.7.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC.

“Grantor” is defined in the preamble.

“Guarantor” means, collectively, Holdco and each of its Subsidiaries (other than the Borrower).

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Patent Collateral” means:

(a)     Inventions, invention disclosures and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including provisional, design and utility patents each patent and patent application referred to in Item A of Schedule III;

(b)     all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)     all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d)     all Proceeds of, and rights associated with, the foregoing (including licenses, royalties and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“PIC” has the meaning defined in the Credit Agreement.

“Secured Party” is defined in the preamble.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Termination Date” has the meaning defined in the Credit Agreement.

“Trademark Collateral” means:

(a)     (i)     all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(e)     all Trademark licenses for the grant by or to any Grantor of any right to use any trademark, including each trademark license referred to in Item B of Schedule IV; and

(f)     all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a) above, and to the extent applicable clause (b) above;

(g)     the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) above and, to the extent applicable, clause (b) above; and

(h)     all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

SECTION 1.2     Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement, including, without limitation, Section 1.4 thereof.

SECTION 1.3     UCC and PPSA Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC or their corresponding meaning or definition in Section 1(1) of the PPSA. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1     Grant of Security Interest. Each Grantor hereby grants to the Secured Party, a continuing security interest in all of such Grantor’s right, title, and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a)     Accounts;

(b)     Chattel Paper;

(c)     Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)     Deposit Accounts;

(e)     Documents;

(f)     General Intangibles;

(g)     Goods;

(h)     Instruments;

(i)     Intellectual Property Collateral;

(j)     Investment Property;

(k)     Letter-of-Credit Rights and Letters of Credit;

(l)     Supporting Obligations;

(m)     all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(n)     all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Secured Party is the loss payee thereof) and (B) all tort claims; and

(o)     all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include the following (collectively the “Excluded Collateral”):

(i)     any Grantor’s real property interests (including fee real estate, leasehold interests and fixtures);

(ii)     any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder or accelerate any of relevant Grantor’s obligations thereunder, or (C) result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Collateral;

(iii)     any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(iv)     any asset subject to a Permitted Lien (other than Liens in favor of the Secured Party) to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the relevant Grantor’s use of such asset or accelerate any of such Grantor’s obligations thereunder;

(v)     vehicles and other goods subject to a Certificate of Title; and

(vi)     all of PIC’s assets and any Capital Securities of PIC held by Holdco.

SECTION 2.2     Security for Obligations. This Security Agreement and the Collateral in which the Secured Party is granted a security interest hereunder by the Grantors secures the payment and performance by the Grantors of all of the Obligations under the Credit Agreement and each other Loan Document including, without limitation, the payment of all principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 9.1.8 of the Credit Agreement) on the Loans.

SECTION 2.3     Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)     the Grantors will remain liable under their respective contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their respective duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)     the exercise by the Secured Party of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)     the Secured Party will have no obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will it be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4     Distributions on Pledged Shares. In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the relevant Grantor. If any Distribution is made in contravention of Section 8.6 of the Credit Agreement, the relevant Grantor shall hold the same segregated and in trust for the Secured Party until paid to the Secured Party in accordance with Section 4.1.5.

SECTION 2.5     Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Party and the security interests granted to the Secured Party hereunder, and all obligations of the each Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)     any lack of validity, legality or enforceability of any Loan Document;

(b)     the failure of the Secured Party (i) to assert any claim or demand or to enforce any fight or remedy against any Obligor or any other Person (including any Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any Grantor) of, or collateral securing, any Obligations;

(c)     any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)     any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)     any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)     any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including each Grantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guarantee held by the Secured Party securing any of the Obligations; or

(g)     any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Party to enter into the Credit Agreement and make Loans thereunder, the Grantors represent and warrant to the Secured Party as set forth below.

SECTION 3.1     As to Capital Securities of the Subsidiaries, Investment Property.

(a)     With respect to any direct Subsidiary of each Grantor that is

(i)      a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

(ii)     a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) are dealt in or traded on securities exchanges or in securities markets, (B) expressly provide that such Capital Securities is a security governed by Article 8 of the UCC or (C) are held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Secured Party is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Secured Party to comply with any instructions of the Secured Party without the consent of such Grantor.

(b)     Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Secured Party, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Secured Party.

(c)     With respect to Uncertificated Securities constituting Collateral owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Secured Party as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Secured Party that such issuer will comply with instructions with respect to such security originated by the Secured Party without further consent of such Grantor.

(d)     The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder is as set forth on Schedule I.

(e)     All deposit accounts, lockboxes, disbursement accounts, investment accounts or other similar accounts of each Grantor are Controlled Accounts.

SECTION 3.2     Grantor Name, Location, etc.

(a)     The jurisdictions in which the Grantors are located for purposes of Sections 9-301 and 9-307 of the UCC or its PPSA equivalent, as applicable, are set forth in Item A of Schedule II.

(b)     Each location in which a secured party would have filed a UCC or PPSA financing statement in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by a Grantor is set forth in Item B of Schedule II.

(c)     No Grantor has any trade names other than those set forth in Item C of Schedule II hereto.

(d)     During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto and no Grantor has been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(e)     Each Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto.

(f)     No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(g)     No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(h)     No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(i)     No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(j)     The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC or PPSA, as applicable) of each Grantor.

(k)     Each Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit pledged by such Grantor to the assignment of the Proceeds of such Letter of Credit to the Secured Party and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Secured Party pursuant hereto) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.3     Ownership, No Liens, etc. Except as disclosed on Schedules III through V, each Grantor owns its Collateral free and clear of any Lien, except for any security interest (i) created by the Loan Documents, (ii) in the case of Collateral other than the Capital Securities of each Subsidiary pledged hereunder, that is a Permitted Lien, or (iii) which will be released simultaneously with the making of the Initial Loan under the Credit Agreement. No effective UCC or PPSA financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Secured Party relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC or PPSA financing statement or other instrument has been delivered to the Secured Party on the Closing Date.

SECTION 3.4     Possession of Inventory, Control; etc.

(a)     Except as otherwise permitted in the Credit Agreement, each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Party pursuant to this Security Agreement, and has authenticated a record acknowledging that it holds possession of such Collateral for the Secured Party’s benefit and waives any Lien held by it against such Collateral, and (iii) Instruments or Promissory Notes that have been delivered to the Secured Party pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of the Secured Party’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory.

(b)     Each Grantor is the sole entitlement holder of its Accounts and no other Person (other than the Secured Party pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Accounts or any other securities or property credited thereto.

SECTION 3.5     Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Secured Party possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper owned or held by such Grantor on the Closing Date.

SECTION 3.6     Intellectual Property Collateral. Except as disclosed on Schedules III through V and except for standard off-the-shelf software used by any Grantor, with respect to any Intellectual Property Collateral:

(a)     each Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

(b)     no Grantor has made a previous assignment, sale, transferor agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or released;

(c)     each Grantor has executed and delivered to the Secured Party, Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through V (as such schedules may be amended or supplemented from time to time); and

(d)     the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral.

SECTION 3.7     Validity, etc.

(a)     This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

(b)     Each Grantor has filed or caused to be filed all UCC-1 or PPSA-1C financing statements, as applicable, in the filing office for such Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authenticated and delivered to the Secured Party the Filing Statements suitable for filing in such offices) and has taken all other actions requested by the Secured Party necessary for the Secured Party to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC or its PPSA equivalent, as applicable.

(c)     Upon the filing of the Filing Statements with the appropriate agencies therefor, the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Secured Party to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC or PPSA, as applicable, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

SECTION 3.8     Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:

(a)     for the grant by any Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by any Grantor;

(b)     for the perfection or maintenance of the security interests hereunder including the first priority (subject to Permitted Liens) nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the U.S. Patent and Trademark Office or the U.S. Copyright Office or the Canadian Intellectual Property Office) or the exercise by the Secured Party of its rights and remedies hereunder; or

(c)     for the exercise by the Secured Party of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of a Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1     As to Investment Property, etc. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a)     that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b)     that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC or its PPSA equivalent, or (ii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)     to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Secured Party pursuant to the terms of this Security Agreement).

SECTION 4.1.2     Investment Property (other than Certificated Securities).

(a)     With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will, upon the Secured Party’s request, cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Secured Party’s instructions with respect to such Investment Property without further consent by such Grantor.

(b)     With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities to either (i) register the Secured Party as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Secured Party’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

SECTION 4.1.3     Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities delivered to the Secured Party by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Secured Party.

SECTION 4.1.4     Continuous Pledge. Each Grantor will (except as otherwise permitted under the Credit Agreement or this Security Agreement) deliver to the Secured Party and at all times keep pledged to the Secured Party pursuant hereto, on a first-priority, perfected basis all of its Investment Property, all Dividends and Distributions with respect thereto, all of its Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Secured Party possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date.

SECTION 4.1.5     Voting Rights; Dividends, etc. Each Grantor agrees:

(a)     promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Secured Party and without any request therefor by the Secured Party, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party all Dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Secured Party as additional Collateral; and

(b)     with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Secured Party as a general partner or member, as applicable, immediately upon the occurrence and continuance of an Event of Default and so long as the Secured Party has notified such Grantor of the Secured Party’s intention to exercise its voting power under this clause,

(i)      that the Secured Party may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Secured Party an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(ii)     to promptly deliver to the Secured Party such additional proxies and other documents as may be necessary to allow the Secured Party to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by any Grantor, but which such Grantor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by such Grantor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given the notice referred to in clause (b), the Grantors will have the exclusive voting power with respect to any of their Investment Property constituting Collateral and the Secured Party will, upon the written request of a Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by any Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2     Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to the Secured Party.

SECTION 4.3     As to Accounts.

(a)     The Grantors shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)     Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Secured Party to a Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Secured Party for deposit in a Deposit Account of such Grantor maintained with the Secured Party or with any depositary institution that has entered into a Control Agreement in favor of the Secured Party (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Secured Party, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Secured Party until delivery thereof is made to the Secured Party.

(c)     Following the delivery of notice pursuant to clause (b)(ii) and during the continuance of an Event of Default, the Secured Party shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

(d)     With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Secured Party and (iii) the Secured Party shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4     As to Grantors’ Use of Collateral.

(a)     Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due and in accordance with its customary practices, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Secured Party may request following the occurrence of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)     At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Secured Party may (i) revoke any or all of the rights of any Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)     Upon request of the Secured Party following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of its Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.

(d)     At any time following the occurrence and during the continuation of an Event of Default, the Secured Party may endorse, in the name of any Grantor, any item, howsoever received by the Secured Party, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5     As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)     the Grantor shall use commercially reasonable efforts to pursue and maintain, at its own expense, legal protection for all Intellectual Property owned or controlled by the Borrower or any of the Subsidiaries, including (i) initiating proceedings before the United States Patent and Trademark Office, the United States Copyright Office or similar offices or agencies in other countries or political subdivisions thereof, and filing applications for renewal, affidavits of use, affidavits of in contestability and opposition, interference and cancellation proceedings and the paying fees and taxes and (ii) not doing or failing to perform acts whereby such Intellectual Property may lapse or become abandoned or dedicated to the public, invalid or unenforceable;

(b)     the Grantor shall promptly notify the Secured Party if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)     in no event will the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Secured Party, and upon request of the Secured Party (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Secured Party may request to evidence the Secured Party’s security interest in such Intellectual Property Collateral; and

(d)     Within 30 days from the end of each Fiscal Quarter the Grantor will execute and deliver to the Secured Party (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto in connection with its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Secured Party any other document reasonably required to acknowledge or register or perfect the Secured Party’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Secured Party) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.6     As to Letter-of-Credit Rights.

(a)     Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Secured Party, intends to (and hereby does) collaterally assign to the Secured Party its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use commercially reasonable efforts to cause the issuer of each Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Secured Party and deliver written evidence of such consent to the Secured Party.

(b)     Upon the occurrence of an Event of Default, each Grantor will, promptly upon request by the Secured Party, (i) notify (and such Grantor hereby authorizes the Secured Party to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Secured Party hereunder and any payments due or to become due in respect thereof are to be made directly to the Secured Party and (ii) arrange for the Secured Party to become the transferee beneficiary Letter of Credit.

SECTION 4.7     As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising asserting damages in excess of $100,000 (individually or in the aggregate for all such claims), it shall deliver to the Secured Party a supplement in form and substance satisfactory to the Secured Party, together with all supplements to schedules thereto identifying such new Commercial Tort Claims.

SECTION 4.8     Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may request to vest in the Secured Party control under Section 9-105 of the U.C.C. of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with each Grantor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for such Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the U.C.C. or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9     Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:

(a)     from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Secured Party, with respect to such Collateral as the Secured Party may request and will, from time to time upon the request of the Secured Party, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Secured Party; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Secured Party hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party;

(b)     file (and hereby authorize the Secured Party to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Secured Party may request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Secured Party hereby;

(c)     deliver to the Secured Party and at all times keep pledged to the Secured Party pursuant hereto, on a first-priority, perfected basis, at the request of the Secured Party, all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)     not take or omit to take any action the taking or the omission of which would result in any material impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e)     not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Secured Party indicating that the Secured Party has a security interest in such Chattel Paper;

(f)     furnish to the Secured Party, from time to time at the Secured Party’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may request, all in reasonable detail; and

(g)     do all things reasonably requested by the Secured Party in accordance with this Security Agreement in order to enable the Secured Party to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Secured Party to file one or more financing or continuation or financing change statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC or PPSA financing statement covering the Collateral or any part thereof shall be sufficient as a UCC or PPSA financing statement where permitted by law. Each Grantor hereby authorizes the Secured Party to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

SECTION 4.10     Deposit Accounts. Following the occurrence and during the continuance of an Event of Default, at the request of the Secured Party, each Grantor will maintain all of its Deposit Accounts only with the Secured Party or with any depositary institution that has entered into a Control Agreement in favor of the Secured Party.

SECTION 4.11     Inbound Licenses. Each Grantor will, promptly after entering into or becoming bound by any inbound license or similar agreement relating to the sale, distribution, licensing or other commercialization of any Product or any Intellectual Property covering any Product (other than over-the-counter software that is commercially available to the public), take such commercially reasonable actions as the Secured Party may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Secured Party to be granted and perfect a valid security interest in such license or similar agreement and to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or similar agreement.

ARTICLE V
THE SECURED PARTY

SECTION 5.1     Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Secured Party’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)     to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)     to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)     to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

(d)     dispose of all or any part of any Collateral as provided in Section 6.1(a)(iv) below; and

(e)     to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2     Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3     Secured Party Has No Duty. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or responsibility for

(a)     ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Secured Party has or is deemed to have knowledge of such matters, or

(b)     taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4     Reasonable Care. The Secured Party is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Secured Party to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

SECTION 6.1     Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)     The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC or PPSA, as applicable (whether or not the UCC or the PPSA applies to the affected Collateral) and also may

(i)     take possession of any Collateral not already in its possession without demand and without legal process;

(ii)     require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties,

(iii)     enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;

(iv)     without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)     All cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Secured Party against, all or any part of the Obligations as set forth in Section 4.4 of the Credit Agreement.

(c)     The Secured Party may:

(i)       transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)      notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder,

(iii)     withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)     enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v)      endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi)     take control of any Proceeds of the Collateral, and

(vii)    execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2     Securities Laws. If the Secured Party shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Secured Party, such Grantor will, at its own expense:

(a)     execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use commercially reasonable efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)     use commercially reasonable efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Secured Party;

(c)     cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use commercially reasonable efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)     do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

SECTION 6.3     Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to any Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4     Protection of Collateral. The Secured Party may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Secured Party may from time to time take any other action which the Secured Party deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1     Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2     Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of the Secured Party.

SECTION 7.3     Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4     Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5     Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Secured Party will, at the Grantors’ sole expense, deliver to the relevant Grantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Secured Party hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

SECTION 7.6     Additional Grantor. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7     No Waiver; Remedies. In addition to, and not in limitation of Section 2.5, no failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8     Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.9     Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.10     Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NON-PERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 7.11     Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

VARIATION BIOTECHNOLOGIES (US), INC.

By:

Name:
Title:

VBI VACCINES INC.

By:
Name:
Title:

VARIATION BIOTECHNOLOGIES INC.

By:
Name:
Title:

PCOF 1, LLC
By:
Name:
Title:

By:
Name:
Title:

Signature Page to Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Name of Grantor: Variation Biotechnologies (US), Inc.			Common Stock

Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Limited Liability Company Interests
Issuer (limited liability company	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests
Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged
N/A

SCHEDULE II
to Security Agreement

Item A Location of Grantor.

Name of Grantor:	Location for purposes of UCC or PPSA:

Item B Filing locations last five years.

Name of Grantor:	Filing locations last five years

Item C Trade names.

Name of Grantor:	Trade Names:

Item D Merger or other corporate reorganization.

Name of Grantor:	Merger or other corporate reorganization:

Item E Taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:

Item F Government Contracts.

Name of Grantor:	Description of Contract:

Item G Deposit Accounts and Securities Accounts.

Name of Grantor:	Description of Deposit Accounts and Securities Accounts:

Item H Letter of Credit Rights.

Name of Grantor:	Description of Deposit Accounts and Securities Accounts:

Item I Commercial Tort Claims.

Name of Grantor:	Description of Commercial Tort Claims:

29

SCHEDULE III
to Security Agreement

Item A Patents

Issued Patents

Pending Patent Applications

Item B Patent Licenses

SCHEDULE IV
to Security Agreement

Item A Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Application No.	Filing Date

Domain Names

Item B Trademark Licenses

SCHEDULE V
to Security Agreement

Item A Copyrights/Mask Works

Issued Copyrights/Mask Works

Pending Copyrights/Mask Works Registration Applications

Item B Copyrights/Mask Work Licenses

SCHEDULE VI
to Security Agreement

Trade Secret or Know-How Licenses

EXHIBIT A
to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of_______, 201_ (this Agreement”), is made by [NAME OF GRANTOR], a _______ corporation (the “Grantor”), in favor of PCOF 1, LLC (together with its successors, transferees or assignees, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement and Guaranty, dated as of [_________ __, 2014] (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each Guarantor party thereto and the Secured Party, the Secured Party has extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of [_________ __, 2014] (as amended or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (d) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Secured Party, and hereby grants to the Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)     all of its letters patent and applications for letters patent throughout the world, including each patent and patent application referred to in Item A of Schedule I;

(b)     all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)     all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I; and

(d)     all Proceeds of, and rights associated with, the foregoing (including license royalties and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Secured Party in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Secured Party will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*           *           *           *           *

IN WITNESS WHEREOF, each of the parties here to has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

PCOF 1, LLC

By:
Name:
Title:

SCHEDULE I
to Patent Security Agreement

Item A Patents

Issued Patents
Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Item B Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of _______, 201_ (this “Agreement”), is made by [GRANTOR], a _______ corporation (the “Grantor”), in favor of PCOF 1, LLC (together with its successors, transferees or assignees, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement and Guaranty, dated as of [_________ __, 2014] (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each Guarantor party thereto and the Secured Party, the Secured Party has extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of [_________ __, 2014] (as amended or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (d) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Secured Party, and hereby grants to the Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)     (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers of the Grantor, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(b)     all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I;

(c)     all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)     the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)     all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Secured Party will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*           *           *           *           *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

PCOF 1, LLC

By:
Name:
Title:

SCHEDULE I
to Trademark Security Agreement

Item A Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Item B Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

B-4